Exhibit 99.24

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-C

KEY PERFORMANCE FACTORS
September 30, 1998



        Expected B Maturity                                         3/15/04


        Blended Coupon                                              5.7535%



        Excess Protection Level
          3 Month Average   5.34%
          September, 1998   4.42%
          August, 1998   6.35%
          July, 1998   5.24%


        Cash Yield                                  17.36%


        Investor Charge Offs                         5.18%


        Base Rate                                    7.75%


        Over 35 Day Delinquency                      5.04%


        Seller's Interest                           13.10%


        Total Payment Rate                          13.10%


        Total Principal Balance                     $39,849,511,082.92


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $5,219,716,564.43